Credit Suisse 2016 Financial Services Forum February 10, 2016 Eric Aboaf, Chief Financial Officer Exhibit 99.1

Important Information and GAAP/Non-GAAP Information This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; the rate of growth in the economy and employment levels, as well as general business and economic conditions; our ability to implement our strategic plan, including the cost savings and efficiency components and achieve our indicative performance targets; our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations; liabilities and business restrictions resulting from litigation and regulatory investigations; our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms; the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks; management’s ability to identify and manage these and other risks; and any failure by us to successfully replicate or replace certain functions, systems and infrastructure provided by The Royal Bank of Scotland Group plc (RBS). In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries) and any other factors that our board of directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the United States Securities and Exchange Commission on March 3, 2015. Note: Percentage changes, per share amounts and ratios presented in this document are calculated using whole dollars. Non‐GAAP Financial Measures This document contains non-GAAP financial measures. The Appendix hereto presents reconciliations of certain non-GAAP financial measures to the most directly comparable GAAP measures. The non-GAAP measures include “total revenue”, “core revenue”, “noninterest income”, “core noninterest income”, “ noninterest expense”, “core noninterest expense”, “net income”, “core net income”, “net income available to common stockholders”, “core net income available to common stockholders”, “net interest income”, “core net interest income”, “service charges and fees”, “core service charges”, “card fees”, “core card fees”, “trust and investment service fees”, “core trust and investment service fees”, “other income”, and “core other income”. In addition, we present computations for “return of average tangible common equity”, “core return of average tangible common equity”, “return on average total assets”, “core return on average total assets”, “efficiency ratio”, “core efficiency ratio”, “net interest margin” and “operating leverage” as part of our non-GAAP measures. We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and to make day-to-day operating decisions. We believe this presentation also increases comparability of period-to-period results. We also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

Overview Citizens is an attractive franchise with great potential We have a plan to deliver improved performance for all stakeholders and are executing well against the plan Have developed new initiatives to offset environmental headwinds Consistently upgrading talent Our financial progress will benefit from higher rates but we are not reliant on that Our performance is improving from self-help initiatives Our financial growth metrics in 2015 compare favorably to peers Our strong capital position gives us flexibility to grow the balance sheet and return capital to shareholders Our credit book is in good shape We will discuss our 2016 outlook in more detail today

Our financial turnaround plan had several elements We are broadly executing well, and our performance is improving Key elements of ’13-’16 plan   Status Grow balance sheet, net interest income Consumer: Auto, Student, Mortgage ü on track Commercial: Middle Market, Mid-Corporate & Specialty Verticals, CRE, Franchise Finance Grow fee business, noninterest income Consumer: Wealth, Mortgage, Business Banking, Household Growth behind in select areas but Top II offsetting Commercial: Treasury Solutions, Capital Markets Maintain asset sensitivity, benefit from higher rates Forward curve with Fed funds rate at 175 bps by YE2016 behind Tightly manage expense base, deliver positive operating leverage $200 million cost save program, Tech spend catch-up ü on track Manage capital ratios back to peer levels Target 11% CET1 (stage I), peer-like mix of total capital ü on track

Executive Summary---Positioning Citizens to Investors Strong loan growth (Average total loan growth) A scaled platform well-positioned to drive value Source: SNL Financial and Company filings. Peers include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB. Non-GAAP item. See Appendix for a reconciliation of non-GAAP items. Core CFG results exclude, as applicable, restructuring charges and special items, and securities gains. FY14 results exclude, as applicable, the following estimated impacts of the Chicago Divestiture: $26 million net interest income, $24 million noninterest income, $42 million noninterest expense, net interest margin ~-1 bp. 2Q14 results also exclude $288 million Chicago Divestiture gain, and $9 million FFELP sale gain, 1Q15 excludes gain on sale of mortgage portfolio of $10 million. Peer results adjusted for similar unusual or special revenue, expense and acquisition items. Peer data as of most recent 10Q filing. Peer estimates based on public disclosures and utilizes 200 basis point gradual increase above 12-month forward curve except PNC, which is based on a 100 basis point gradual increase and STI which is based on 200 basis point shock. PNC and STI excluded from peer median. Revenue and balance sheet growth compares well vs. peers CFG Peer average 264 bps above peers Growing revenues faster (Core revenue growth(1)) Lower NIM compression (Adjusted net interest margin change(1)) 9 bps above peers Asset-sensitive balance sheet (200 bps gradual increase over forward curve(2)) Peer data as of most recent 10Q filing (7) bps (16) bps Robust NII growth (Core net interest income growth(1)) 379 bps above peers Core fee income growth (Core noninterest income growth(1)) 108 bps above peers FY15 vs. FY14 Peer median

Expense control and key metrics improvement compares well with peers

FY15 vs. FY14

Well-controlled expenses
(Core noninterest expense[1] change)


224 bps better than peers
0.9%
3.1%

Efficiency improvement
(Core efficiency ratio[1] change)


108 bps
(199) bps
307 bps better than peers

Accelerating profitability
(Core net income available to common stockholders[1] change)


10.1%
1,382 bps above peers
(3.7)%

Improving returns as assets grow
(Core return on average total assets[1] change)


3 bps
15 bps above peers
(12) bps

CFG | Peer average

Return on equity
(Core return on average tangible common equity[1] change)


61 bps
187 bps above peers
(126) bps

Source: SNL Financial and Company filings. Peers include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB.

1) Non-GAAP item. See Appendix for a reconciliation of non-GAAP items. Core CFG results exclude, as applicable, restructuring charges and special items, and securities gains. FY14 results exclude, as applicable, the following estimated impacts of the Chicago Divestiture: $26 million net interest income, $24 million noninterest income, $42 million noninterest expense. 2Q14 results also exclude $288 million Chicago Divestiture gain, and $9 million FFELP sale gain, 1Q15 excludes gain on sale of mortgage portfolio of $10 million. Peer results adjusted for similar unusual or special revenue, expense and acquisition items.

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FY2016 outlook calls for continued strong growth

	Adjusted FY2015 guidance vs. Adjusted FY2014[1][2]	Adjusted FY2015 Actual Results vs. Adjusted FY2014[1]
Balance sheet growth	▪ Target 5-7% earning asset growth	▪ 6% average earning asset growth with 8% average loan growth across both consumer and commercial ▪ 10% deposit growth (ex Chicago)
Net interest income, net interest margin	▪ Net interest margin broadly stable, though with risks	▪ 3% growth in net interest income vs. 8% average loan growth ▪ NIM compression of 8 bps given lower interest rates than expected, 1H15 higher deposit costs
Operating leverage, efficiency ratio	▪ Adjusted expense growth relatively modest ▪ Target mid-single digit operating leverage ▪ Efficiency ratio improves to mid 60's	▪ Flat expenses as significant investment in growth initiatives was funded by efficiency initiatives ▪ 3% positive operating leverage ▪ Efficiency ratio 67%; ~2% improvement despite low-rate environment
Credit trends and cost	▪ Credit costs $350-400 million given reserve build ▪ Broadly stable asset quality trends	▪ Provision for credit losses favorable at $302 million; modest $18 million reserve build given back-book improvement ▪ Net charge-offs improved 6 bps (non-core 2 bps, core retail 3 bps, core commercial 1 bps)
Restructuring costs	▪ Restructuring costs of $30-$50 million, all in 1H15	▪ $50 million in 1H15
Capital, liquidity and funding	▪ Year-end Basel III common equity Tier 1 ratio ~11.5% ▪ Loan-to-deposit ratio ~100% ▪ Focusing on cost-effective deposit growth	▪ 11.7% Basel III CET1 ▪ LDR 97% ▪ 4Q15 deposit costs of 24 bps, up 4 bps from 4Q14

Key economic assumptions: YE 2016 Fed Funds rate of ~85-90 bps (rate increases in July and December), 10-year Treasury rate of ~2.40%-2.50% range. Full year GDP growth in the 2%-3% range. YE 2016 unemployment rate in the 4%-5% range.

1) Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2) Guidance as provided on 4Q14 January 26, 2015 earnings call.

Citizens Financial Group, Inc.™

6

Investments in fee businesses should accelerate growth

	Adjusted FY2015[1]	FY2016 expectations vs. Adjusted FY2015[1,2]
Balance sheet growth	■ Average earning assets $122.9 billion ■ Average loans $96.2 billion ■ Average deposits $99.2 billion	■ 5-6% average earning asset growth ■ 6-8% average loan growth ■ 5-7% average deposit growth
Net interest income, net interest margin	■ Net interest income $3,402 million ■ NIM 2.75%	■ Net interest income growth of 7-10% ■ NIM improvement of 6-12 bps

*Before the estimated effect of a prospective card reward accounting change, see Appendix page 25 for additional detail.
1) Adjusted FY 2015 results exclude $50 million pre-tax restructuring charges and special items.
2) Key economic assumptions: YE 2016 Fed Funds rate of ~85-90 bps (rate increases in July and December), 10-year Treasury rate of ~2.40%-2.50% range. Full year GDP growth in the 2%-3% range. YE 2016 unemployment rate in the 4%-5% range.

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Loan growth leading expansion $s in billions Highlights Growth rate trend Expect Commercial momentum to continue Strongest growth in Industry Verticals and Franchise Finance Moderate growth in Commercial Real Estate, Mid-Corporate and Middle Market Consumer growth will be led by Strength in Student, Mortgage, Business Banking and the iPhone upgrade program in Other Expect home equity runoff to slow (1) Excludes non-core loan portfolio. Includes Business Capital, Govt & Professional Banking, Corporate Finance & Global Markets, Treasury Solutions, Corporate and Commercial Banking Admin. Includes iPhone, Credit Card, RV, Marine, Other.

CFG net interest margin improved in 2H15, sustain in 2016 2 bps better than peers Focusing on optimizing asset growth and minimizing cost of deposits 7 bps better than peers CFG Peer average Source: SNL Financial and Company filings. Peers include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB. Lower net interest margin compression Lower yield compression (Earning asset yield) 4 bps worse than peers Opportunity to minimize deposit costs (Total deposit costs change) Improving trend à Improving trend à Improving trend à

Loan yield and deposit cost initiatives Evaluating and refining targeted growth opportunities to drive risk-adjusted returns Deposit gathering strategies Loan portfolio mix strategies Investing to drive growth in higher-return categories such as student, other retail including iPhone upgrade loans and core home equity Reducing capital allocation to lower-return categories such as auto where we slowed growth in 2H15 Continuing momentum in mortgage and credit card Improving advertising strategies through analytics with a shift to higher-return direct mail Shifted incentives to emphasize checking account growth Refined balance minimums for highest-value checking product Launching Mass Affluent relationship checking product Increasing use of rate-sensitive segmentation strategies Consumer Banking Commercial Banking Targeting select deposit opportunities Key vendors, low share-of-wallet clients Deposit-rich industries, including Healthcare, Technology, and Professional Services Reducing attrition by increasing focus on ‘at risk’ clients Expanding/improving penetration with key products, including card services and evergreen offering Ensuring greater alignment of deposit sales performance to colleague incentive programs Improving lead-bank status in higher return areas such as Middle Market, Industry Verticals, Franchise Finance Continuing to drive benefit from 2H15 loan pricing initiatives TOP II Capital Allocation Committee Pricing Calculator

Project strong growth in net interest income driven by asset growth, NIM Net interest income outlook 2015-2016(2) 7-10% growth (3) Includes ~(1) bp related to the Chicago Divestiture. Assumes benefit of December 31, 2015 implied forward yield curve. Other includes funding costs broadly offset by the benefit of swaps. NIM% 2.81% – 2.87% 2.75% +5-8 bps -1 bps +2-5 bps 0 bps NIM% 3% growth -4 bps 0 bps 2.83% 2.75% +4 bps -3 bps -5 bps (1) Net interest income growth 2014-2015 Dec 2015 rate increase expected to contribute $40-$50 million to NII, or 3-5 bps to NIM(2) Two 2016 rate increases would contribute $30-$40 million to NII or 2-3 bps to NIM(2) Fed dividend cut decreases NII by $17 million, (1.5) bps NIM impact and -2 EPS

Investments in fee businesses should accelerate growth

	Adjusted FY2015[1]	FY2016 expectations vs. Adjusted FY2015[1,2]
Balance sheet growth	■ Average earning assets $122.9 billion ■ Average loans $96.2 billion ■ Average deposits $99.2 billion	■ 5-6% average earning asset growth ■ 6-8% average loan growth ■ 5-7% average deposit growth
Net interest income, net interest margin	■ Net interest income $3,402 million ■ NIM 2.75%	■ Net interest income growth of 7-10% ■ NIM improvement of 6-12 bps
Noninterest income	■ Noninterest income $1,422 million	■ 5-7% noninterest income growth*

*Before the estimated effect of a prospective card reward accounting change, see Appendix page 25 for additional detail.

1) Adjusted FY 2015 results exclude $50 million pre-tax restructuring charges and special items.

2) Key economic assumptions: YE 2016 Fed Funds rate of ~85-90 bps (rate increases in July and December), 10-year Treasury rate of ~2.40%-2.50% range. Full year GDP growth in the 2%-3% range. YE 2016 unemployment rate in the 4%-5% range.

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12

Source: SNL Financial, Bloomberg and Company filings. *Before the estimated effect of a prospective card reward accounting change, see Appendix page 25 for additional detail. Non-GAAP item. See Appendix for a reconciliation of non-GAAP items. 2014 Adjusted Noninterest Income further adjusted for the following estimated impact of the Chicago Divestiture: $12 million in service charges and fees, $6 million in card fees, $4 million in trust and investment services fees and $2 million of Other fee income. CFG noninterest income $s in millions Growth rate trend Improving momentum in 4Q15 traditional banking fees muted by market-related businesses 2016 outlook reflects improving trends in Wealth, Capital Markets, Mortgage and Treasury Solutions Treasury Solutions outlook reflects benefit of 4Q15 repricing actions, improving product/platform, deepening relationships , improved new client acquisition and retention Wealth driven by growth in FCs and licensed bankers, improving product sets and greater share of wallet Mortgage growth relies on achieving operational excellence to drive improved cycle times and loan officer and customer experience, loan officer growth and higher mix of conforming originations Capital Markets growth driven by strong cross sell and broader fixed income capabilities; assumes market stabilizes Highlights (1)

Noninterest income Noninterest income outlook 2015-2016 Noninterest income growth 2014-2015 2% growth ~5-7% growth* (1) * Before the estimated effect of a prospective card reward accounting change, see Appendix page 25 for additional detail. Non-GAAP item. See Appendix for a reconciliation of non-GAAP items. Excludes the Chicago Divestiture pre-tax gain of $288 million. $s in millions

Target continued positive operating leverage, efficiency improvements

	Adjusted FY2015[1]	FY2016 expectations vs. Adjusted FY2015[1,2]
Balance sheet growth	■ Average earning assets $122.9 billion ■ Average loans $96.2 billion ■ Average deposits $99.2 billion	■ 5-6% average earning asset growth ■ 6-8% average loan growth ■ 5-7% average deposit growth
Net interest income, net interest margin	■ Net interest income $3,402 million ■ NIM 2.75%	■ Net interest income growth of 7-10% ■ NIM improvement of 6-12 bps
Noninterest income	■ Noninterest income $1,422 million	■ 5-7% noninterest income growth*
Operating leverage, efficiency ratio	■ Expense $3,209 million ■ Operating leverage 3.27% ■ Efficiency ratio 67%	■ Expense growth of 2.5-3.5%* ■ Target 3-5% of positive operating leverage* ■ Efficiency ratio improves to 63-65%*

*Before the estimated effect of a prospective card reward accounting change, see Appendix page 25 for additional detail.
1) Adjusted FY 2015 results exclude $50 million pre-tax restructuring charges and special items.
2) Key economic assumptions: YE 2016 Fed Funds rate of ~85-90 bps (rate increases in July and December), 10-year Treasury rate of ~2.40%-2.50% range. Full year GDP growth in the 2%-3% range. YE 2016 unemployment rate in the 4%-5% range.

Citizens Financial Group, Inc.™
15

CFG core efficiency improving vs peers[1]

Efficiency improvement

(Core efficiency ratio[1])


67%
69%
67%
66%
66%
62%
64%
63%
63%
62%
4Q14
1Q15
2Q15
3Q15
4Q15
CFG
Peer average

	4Q14	1Q15	2Q15	3Q15	4Q15
FTEs[2]	17,677	17,792	17,903	17,817	17,714

122 bps improvement vs. peers

- Core efficiency improvement driven by positive operating leverage
- Both revenue and expense initiatives contributing
  - Non-revenue producing FTEs down 1.1% from YE14
  - Real estate square footage down 5.2% from YE14
  - Investing heavily in technology to improve customer experience, enhance risk & controls and deliver greater efficiency

FY15 revenue/earning assets

(Core revenue/earning asset ratio[1])


5.0%
3.9%
CFG
Peer average

- Biggest issue for Citizens is suboptimal revenue productivity

FY15 expense/earning assets

(Core expense/earning asset ratio[1])


3.1%
2.6%
CFG
Peer average

- Expense base is being re-oriented to revenue production, absolute level will continue to be carefully managed

Source: SNL Financial and Company filings. Peers include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB.

1) Non-GAAP item. See Appendix for a reconciliation of non-GAAP items. Core CFG results exclude, as applicable, restructuring charges and special items, and securities gains. Peer results adjusted for similar unusual or special revenue, expense and acquisition items.

2) Full-time equivalents.

Citizens Financial Group, Inc.

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Incremental revenue and efficiency initiatives (Top II)

On track to deliver benefit of $90-115 million in 2016; 60/40 revenue/expense split

Category	Name	Description	2016 targeted pre-tax benefit ($s in millions) Revenue	Expense	Progress to date
Efficiency	Operations Transformation	Refine operating model to simplify organization, reduce costs, improve service levels and enhance controls		$25-$30	• $8 million of savings recognized in 2015 and have a clear trajectory to meet 2016 target based on operating model changes already in place
	Procurement	Achieve cost reduction opportunities through further vendor management consolidation and tighter standards		$15-$20	• $10+ million in savings in 2015, providing solid start for 2016. Early results in reducing use of external resources and tightening travel and office supplies policies
Pricing	Commercial Lending/ Treasury Services	Improve customer pricing methodology to better align with competitive landscape, utilizing enhanced client segmentation	$20-$25		• Lending pricing pilot exhibiting uplift, results slightly ahead of assumptions • Treasury Services price increases tracking to expectations
Revenue Enhancement	Consumer distribution channel effectiveness	Launch effort to improve branch and contact center sales effectiveness, with the goal of deepening customer relationships	$15-$20		• Training of branch staff largely complete and initiative has launched. Driving towards business case levels of 1-2 incremental sales per branch per week.
	Commercial and Consumer	Develop improved high-value customer retention programs and enhanced tools and analytics to improve cross-sell efforts	$15-$20		• Initiatives underway focusing on deposit retention, home equity attrition and converting new to bank customers to primary status. Early results positive
Total			$50-$65	$40-$50	

$90-$115

Contributes to 2016 revenue growth assumption

Citizens Financial Group, Inc.

17

Noninterest expense remains well-controlled

$s in millions

Adjusted noninterest expense[1] trend 2014-2015



0.4% decrease
1.1%
1.4%
0.8%
0.6%
(3.0)%
(1.3)%
$3,223
3.9%
$3,209
Adjusted[1] 2014
Strategic initiatives salaries & benefits
Other salaries & employee benefits expense
Equipment expense
Outside services, occupancy & other expense
Efficiency initiatives saves
Chicago Divestiture
Adjusted[1] 2015

Noninterest expense outlook 2015-2016



2.5-3.5% growth*
1.4-1.6%
1.2-1.4%
0.6-0.8%
0.6-0.8%
(1-1.5%)
efficiency
variable
$3,209
Midpoint of 4.2%
2.5-3.5% growth range*
Adjusted 2015[1]
Strategic initiatives salaries & benefits
Other salaries & employee benefits expense
Equipment expense
Outside services, occupancy & other expense
Efficiency initiatives/ variable expense
2016 outlook

- Underlying expense growth of ~4% p.a. reflects investments to drive revenue gains
- 2015 had full benefit of Top I, partial year Top II
- 2016 has smaller offsetting benefit (FY Top II), but
  - Continue to work on further ideas
  - Will pull back if conditions merit

* Before the estimated effect of a prospective card reward accounting change, see Appendix page 25 for additional detail.

1) Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of non-GAAP items in the Appendix.

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FY2016 outlook

	Adjusted FY2015[1]	FY2016 expectations vs. Adjusted FY2015[1,2]
Balance sheet growth	▪ Average earning assets $122.9 billion ▪ Average loans $96.2 billion ▪ Average deposits $99.2 billion	▪ 5-6% average earning asset growth ▪ 6-8% average loan growth ▪ 5-7% average deposit growth
Net interest income, net interest margin	▪ Net interest income $3,402 million ▪ NIM 2.75%	▪ Net interest income growth of 7-10% ▪ NIM improvement of 6-12 bps
Noninterest income	▪ Noninterest income $1,422 million	▪ 5-7% noninterest income growth*
Operating leverage, efficiency ratio	▪ Expense $3,209 million ▪ Operating leverage 3.27% ▪ Efficiency ratio 67%	▪ Expense growth of 2.5-3.5%* ▪ Target 3-5% of positive operating leverage* ▪ Efficiency ratio improves to 63-65%*
Credit trends, tax rate	▪ Provision $302 million ▪ Net charge-offs 0.30% ▪ Tax rate 33.52%	▪ Provision expense $375-$425 million ▪ Charge-off rates normalize modestly from unusually low levels with modest reserve build to fund loan growth ▪ Tax rate of ~33%

*Before the estimated effect of a prospective card reward accounting change, see Appendix page 25 for additional detail.
1) Adjusted FY 2015 results exclude $50 million pre-tax restructuring charges and special items.
2) Key economic assumptions: YE 2016 Fed Funds rate of ~85-90 bps (rate increases in July and December), 10-year Treasury rate of ~2.40%-2.50% range. Full year GDP growth in the 2%-3% range. YE 2016 unemployment rate in the 4%-5% range.

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Allowance metrics stable Credit expected to remain favorable Source: SNL Financial and Company filings. Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB. BBT and FITB results adjusted for acquisitions and unusual items. NCOs stable, near peer average (Net charge off ratio) Credit costs gradually normalizing with modest reserve build to fund continued loan growth 4Q15 Provision expense 4Q15 Annualized provision expense Shows credit costs largely baked-in Provision outlook 2016 Outlook Largely reflects reserves to fund loan growth Nonperforming loans stable $s in millions

FY2016 outlook

	Adjusted FY2015[1]	FY2016 expectations vs. Adjusted FY2015[1,2]
Balance sheet growth	▪ Average earning assets $122.9 billion ▪ Average loans $96.2 billion ▪ Average deposits $99.2 billion	▪ 5-6% average earning asset growth ▪ 6-8% average loan growth ▪ 5-7% average deposit growth
Net interest income, net interest margin	▪ Net interest income $3,402 million ▪ NIM 2.75%	▪ Net interest income growth of 7-10% ▪ NIM improvement of 6-12 bps
Noninterest income	▪ Noninterest income $1,422 million	▪ 5-7% noninterest income growth*
Operating leverage, efficiency ratio	▪ Expense $3,209 million ▪ Operating leverage 3.27% ▪ Efficiency ratio 67%	▪ Expense growth of 2.5-3.5%* ▪ Target 3-5% of positive operating leverage* ▪ Efficiency ratio improves to 63-65%*
Credit trends, tax rate	▪ Provision $302 million ▪ Net charge-offs 0.30% ▪ Tax rate 33.52%	▪ Provision expense $375-$425 million ▪ Charge-off rates normalize modestly from unusually low levels with modest reserve build to fund loan growth ▪ Tax rate of ~33%
Capital, liquidity and funding	▪ Dividend payout ratio 26% ▪ CET1 ratio 11.7% ▪ Loan-to-deposit ratio 97%	▪ Targeting dividend payout ratio in the 25-30% range, common stock buyback TBD with CCAR ▪ Year-end Basel III common equity tier 1 ratio 11.2-11.5% ▪ Loan-to-deposit ratio ~98% ▪ Continue to diversify funding sources with modest amount of senior debt issuance

*Before the estimated effect of a prospective card reward accounting change, see Appendix page 25 for additional detail.
1) Adjusted FY 2015 results exclude $50 million pre-tax restructuring charges and special items.
2) Key economic assumptions: YE 2016 Fed Funds rate of ~85-90 bps (rate increases in July and December), 10-year Treasury rate of ~2.40%-2.50% range. Full year GDP growth in the 2%-3% range. YE 2016 unemployment rate in the 4%-5% range.

Citizens Financial Group, Inc.

21

Stronger capital than peers


Total capital ratio[(1)]
15.8%
15.5%
15.3%
15.4%
15.3%
14.2%
13.8%
13.6%
13.6%
13.7%
4Q14
1Q15
2Q15
3Q15
4Q15
CFG
Peer average
160 bps above peers


Common equity tier 1 ratio[(1,2)]
12.4%
12.2%
11.8%
11.8%
11.7%
10.4%
10.2%
10.2%
10.2%
10.4%
4Q14
1Q15
2Q15
3Q15
4Q15
CFG
Peer average
130 bps above peers

- In 2015, paid $221 million in dividends and repurchased $500 million in common stock
  - Dividend payout ratio of 26%
  - Total payout ratio of 86%
  - Total payout yield of 6.8%[(3)]
- Considerations for 2016 CCAR submission
  - Highest capital ratio among regional bank peers - continue to manage ratios towards peers
  - Ample excess capital can comfortably fund attractive loan growth and robust capital management

Tactical Priorities

- Payout composition objectives
  - Target 25-30% dividend payout
  - Buyback attractive given low price-to-tangible book multiple
- Limit preferred issuance until ROTCE improves
- Potentially reduce sub-debt through 2H purchase of RBS holdings

Source: SNL Financial. Capital targets based on peer bank earnings calls and disclosures. Peers include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB.
1) Current reporting period regulatory capital ratios are preliminary.
2) Common equity tier 1 capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.
3) Total payout yield based on YE2015 shares outstanding and CFG share price as of 2/5/16.
4) Subject to regulatory approval.

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Key messages Citizens is an attractive franchise with great potential We have a plan to become a top-performing regional bank To date, we are executing well against that plan We are mindful of building it ‘right’ for the long term while delivering tangible financial improvement near term 2015 was a successful year for Citizens Financial results improved, met expectations RBS stock fully distributed, Citizens now fully independent Good progress on strategic initiatives, mindset of ‘continuous improvement’ Added talent to top team and in key areas 2016 will continue to see a focus on execution Key to financial results is to smartly grow the balance sheet, execute build-out of fee businesses and deliver positive operating leverage Comprehensive plan to deliver well for all stakeholders Environmental conditions will impact results, we stay focused on what we can control Believe current stock price is undervalued, not reflecting fundamentals

Appendix

The following reflects 2016 growth-rate expectations pre and post the estimated impact of a 2016 prospective Card Reward Accounting Change*, which would have the effect of reducing Card fees and Other operating expense by an estimated $28 million in 2015 and $39 million in 2016 * Card Reward Accounting Change implemented on Jan 1, 2016; redesigned credit card offering reflects substantially all cash-back rewards, necessitating the change. Estimated impact of 2016 prospective Card Reward Accounting Change

Diversified and granular loan mix

$52.8 billion 4Q15 retail portfolio(1)


Other
Non-Core
Education Finance
Credit Cards
2%
4%
7%
3%
33%
Home Equity
Indirect Auto
26%
25%
Residential Mortgage


29%
Other
12%
Midwest
32%
Mid- Atlantic
27%
New England

- Weighted-average FICO score of 757
- 88% collateralized
- 68% of the consumer real estate portfolio is secured by a 1st lien

$46.2 billion 4Q15 commercial portfolio(2)


Business Banking
Non-Core 0.4%
Leases
6%
9%
CRE (2)
21%
63%
C&I


29%
Other
12%
Midwest
35%
Mid-Atlantic
24%
New England

- Highly granular, diversified portfolio, with an average loan balance of less than $10 million across the C&I, CRE, and Leasing portfolios

CFG vs. Peers


Retail NCO%(3)
1.4%
1.2%
0.9%
0.8%
0.6%
0.6%
0.6%
0.6%
0.5%
0.5%
0.6%
0.6%
0.4%
2012
2013
2014
1Q15
2Q15
3Q15
4Q15


Retail NPL%(4)
2.4%
2.2%
2.1%
1.9%
1.6%
1.7%
1.6%
1.5%
1.5%
1.5%
1.5%
1.3%
1.3%
2012
2013
2014
1Q15
2Q15
3Q15
4Q15


Commercial NCO%(5)
0.6%
0.5%
0.3%
0.2%
0.1%
0.1%
0.3%
0.1%
0.0%
-0.1%
0.0%
0.0%
0.1%
2012
2013
2014
1Q15
2Q15
3Q15
4Q15


Commercial NPL%(6)
1.6%
1.4%
0.9%
0.6%
0.6%
0.5%
0.6%
0.7%
0.4%
0.4%
0.3%
0.3%
0.3%
2012
2013
2014
1Q15
2Q15
3Q15
4Q15

CFG Peers

1) Includes loans and leases (other than loans held for sale) from our Other portfolio allocated by product class according to our risk management system.
2) Includes owner-occupied commercial real estate.
3) Source: SNL Financial, includes core and non-core loans – Peers include BB&T, Comerica, Fifth Third, Key, M&T, PNC, Regions, SunTrust, and U.S. Bancorp.
4) Source: SNL Financial, includes core and non-core loans – NPL% equals Nonaccrual plus 90+ days past due and still accruing loans (excluding FDIC "covered" loans and loans guaranteed by the U.S. government) as a % of total.
5) Note: Includes Non-core loans which total 1% of Commercial loans. Product view. Source: SNL – Regulatory reporting basis; peer banks include: BB&T, Comerica, Fifth Third, Key, M&T, PNC, Regions, SunTrust, and U.S Bancorp.
6) Product view. Source: SNL includes core and non-core loans – Regulatory reporting basis; peer banks include: BB&T, Comerica, Fifth Third, Key, M&T, PNC, Regions, SunTrust, and U.S. Bancorp. NPL% equals Nonaccrual plus 90+ days past due and still accruing loans (excluding covered loans and loans guaranteed by the U.S. government) as a % of total.

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Strong credit quality NPL% equals Nonaccrual plus 90+ days past due and still accruing loans (excluding covered loans and loans guaranteed by the U.S. government) as a % of total. Overall portfolio credit metrics have generally trended in line with regional banking peers Core portfolio credit trends are favorable; Non-Core portfolio has been a drag, but continues to run off Core Non-Core Non-performing loans/Loans Net charge-offs/Average loans Net charge-offs $s in millions Non-performing loans $s in billions

Core retail portfolio Highlights Weighted-average FICO score of 759 61% of the retail portfolio is > 750 Core Mortgage – average portfolio FICO of 775 and LTV of 63% 4Q15 originations of $1.4 billion with weighted-average FICO of 767 and yield of 3.40% Auto Finance – Super Prime/Prime book – purchase only, no leasing, average portfolio FICO of 735 4Q15 originations of $1.5 billion with weighted-average FICO of 748 and weighted-average yield of 3.81% Student Lending – 95% of InSchool loans co-signed with average portfolio FICO of 777 4Q15 InSchool originations of $74 million with average FICO of 763 and 95% co-sign rate 4Q15 refi product originations of $212 million with weighted-average FICO of 780 by Product type by Geography 4Q15 $50.8 billion core retail portfolio Out of Footprint New England Mid-Atlantic Midwest Home Equity Mortgage Auto Cards Education Finance Other 800+ 750-799 700-749 650-699 600-649 <600 by FICO Midwest includes IL reflecting Chicago prior to divestiture. (1)

WAFICO 741 WAFICO 768 Core home equity portfolio(1) As of December 30, 2015. Excludes serviced by other portfolio. by Loan-to-value by FICO by Lien position by Lien position by FICO by Loan-to-value <649 650-699 700-749 750-799 800+ <70% 90-100% 600-649 650-699 700-749 750-799 800+ <600 100%+ 80-89% 71-79% <70% 2nd 1st 2nd 1st 71-79% 80-89% 51% of the portfolio is secured by 1st lien Weighted-average FICO of 765 84% has an LTV of less than 80% 4Q15 HELOC originations of $1.5 billion Weighted-average FICO score of 797, and a weighted-average CLTV of 63% 4Q15 $14.6 billion HELOC 4Q15 $2.7 billion HELOAN Highlights 100%+ 90-100% Total home equity portfolio 83% with LTV <80% 87% with LTV <80%

Commercial portfolio overview Asset quality relatively stable and has reached pre-crisis levels Overall credit risk is moderate and compares well with peers $4.9 billion of leveraged loans as of 4Q15 $18.3 billion shared national credit portfolio as of 4Q15 $8.7 billion Commercial Real Estate business portfolio as of 4Q15 Quality of new originations compares favorably to overall portfolio Highlights 4Q15 $46.2 billion commercial portfolio Real Estate All Other(3) All other energy(4) Food & Beverage Healthcare Business Services Machinery & Equipment Transportation Technology Banking & Financial Services Restaurants by Segment By industry SIC code Comprises exposure to companies at risk from impact of declining oil prices. All Other stratified over 20 industry classifications. Includes non oil-price sensitive industries such as Water Supply, Sewer Systems, Refuse Systems, and Sanitary Systems. Investment grade-equivalent risk rating (1) Oil & Gas(2)

Oil & Gas portfolio overview 4Q15 $1.6 billion Oil & Gas portfolio Oil & gas portfolio reflects exposure to six different subsectors: Upstream (Non-RBL) Midstream Downstream Oil Field Services Integrated Oil Reserve-Based Lending (RBL) ~30% of the portfolio is to larger, well-capitalized companies rated BBB- or better Closely monitoring Oil Field Services portfolio due to weak energy prices and resulting decline in drilling activity Also closely monitoring RBL portfolio, though collateral and senior position mitigate loss potential by Sub-Sector by Investment grade-equivalent risk rating Midstream Integrated Downstream AAA to A- BBB+ to BBB- BB+ to BB- B+ to B B- and lower Reserve-Based Lending (RBL) Upstream, Non-RBL Oil Field Services ~$700 million most sensitive to declining oil prices Highlights

Non-core portfolio overview Non-core assets as of 4Q15 Non-core assets Home equity serviced by others (SBO) $1.4 Consumer real-estate secured 0.4 Student 0.3 Commercial real estate 0.1 Commercial 0.0 Non-core CFG $2.3 Drivers of non-core asset reduction $20.5 billion of assets identified as non-core in June 2009; only $2.3 billion remain Down 59% from end of 2012 Represents ~2% of total loan portfolio SBO portfolio 72% home equity loans and 28% HELOC as of 4Q15 Refreshed WA CLTV improved to 90.3% due to Case Shiller forecast improvement; now 88% < 100% LTV Accounted for <2% of total loans but contributed 10% of charge-offs in 2015 Highlights $s in billions

Non-GAAP Reconciliation Table (Excluding restructuring charges and special items) $s in millions

Non-GAAP Reconciliation Table (Excluding restructuring charges and special items) $s in millions

Non-GAAP Reconciliation Table (Excluding Chicago Divestiture) $s in millions